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                                                                  EXHIBIT 10.19A


                                                                   BANK HAPOALIM

                                                               New York Branches
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                                                                  March 27, 2001


Ms. Renee Fulk
Chief Financial Officer
Level 8 Systems, Inc.
8000 Regency Parkway
Cary, North Carolina 27511


Re:  $15,000,000 Line of Credit from Bank Hapoalim B.M. (the "Bank")
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     To Level 8 Systems, Inc. (the "Company").
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Dear Ms. Fulk:

     This will confirm that an application for extension of the maturity date for the above referenced loan is being processed by the Bank. We will extend the loan to January 30, 2002 and anticipate delivering amended documents to the Company for execution shortly.

                                       Very truly yours,


                                       Bank Hapoalim B.M.


                                       By: /s/ Maxine Levy
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                                       Title: Vice President
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                                       Name:  Maxine Levy
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                                       By: /s/ Donald Tashner
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                                       Title: Senior Vice President
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                                       Name:  Donald Tashner
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